Intangible assets	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about intangible assets [abstract]
Intangible assets	12 Intangible assets
(a) Overview of intangible assets

					2025
	Trademarks and similar intangibles £m	Goodwill £m	Computer software £m	Assets in the course of development £m	Total £m
1 January
Cost	80,277	46,169	1,299	165	127,910
Accumulated amortisation and impairment	(27,564)	(5,040)	(1,029)	(1)	(33,634)
Net book value at 1 January	52,713	41,129	270	164	94,276
Differences on exchange	(3,592)	(1,935)	(2)	—	(5,529)
Additions
– internal development	—	—	—	92	92
– acquisitions (note 27)	8	—	—	—	8
– separately acquired	35	—	—	55	90
Reallocations	61	—	127	(188)	—
Amortisation charge	(1,605)	—	(119)	—	(1,724)
Impairment	(5)	(277)	3	—	(279)
31 December
Cost	74,813	43,936	1,417	124	120,290
Accumulated amortisation and impairment	(27,198)	(5,019)	(1,138)	(1)	(33,356)
Net book value at 31 December	47,615	38,917	279	123	86,934

					2024
	Trademarks and similar intangibles £m	Goodwill £m	Computer software £m	Assets in the course of development £m	Total £m
1 January
Cost	78,848	46,021	1,408	110	126,387
Accumulated amortisation and impairment	(24,847)	(4,930)	(1,048)	—	(30,825)
Net book value at 1 January	54,001	41,091	360	110	95,562
Differences on exchange	915	77	(1)	(1)	990
Additions
– internal development	—	—	—	80	80
– separately acquired	95	—	—	15	110
Reallocations	—	—	40	(40)	—
Amortisation charge	(1,652)	—	(120)	—	(1,772)
Impairment	(646)	(39)	(9)	—	(694)
31 December
Cost	80,277	46,169	1,299	165	127,910
Accumulated amortisation and impairment	(27,564)	(5,040)	(1,029)	(1)	(33,634)
Net book value at 31 December	52,713	41,129	270	164	94,276
(b) Goodwill
Goodwill of £38,917 million (2024: £41,129 million) is included in intangible assets in the balance sheet, of which the following are the significant acquisitions: Reynolds American £29,322 million (2024: £31,491 million); Rothmans Group £4,208 million (2024: £4,091 million); Imperial Tobacco
Canada £1,994 million (2024: £2,229 million); ETI (Italy) £1,438 million (2024: £1,363 million) and ST (principally Scandinavia) £1,080 million (2024:
£1,024 million). The principal allocations of goodwill in the Rothmans acquisition are to the cash-generating units of Europe and South Africa, with the remainder relating to operations in APMEA.
During 2025, there was £277 million goodwill impairment (2024: £39 million) as explained in note 12(e)(v) and 12(e)(vii) below.
(c) Trademarks and similar intangibles
Trademarks and similar intangibles with indefinite lives
The net book value of trademarks and similar intangibles with indefinite lives is £8,728 million (2024: £9,832 million) and relates to the acquisition of
Reynolds American. Following the redesignation of Newport, Camel, Natural American Spirit and Pall Mall as definite-lived from 1 January 2024, and Camel
Snus from 1 January 2025, the remaining indefinite-lived brand is Grizzly. The Grizzly trademark is a key focus brand within the U.S. oral business, with products in both the Traditional and Modern Oral categories, and receives significant support in the form of dedicated internal resources, forecasting and, where appropriate, marketing investment. The Grizzly trademark has significant market share and positive cash flow expectations. There are no regulatory or contractual restrictions on the use of the trademark, and there are no plans by management to significantly redirect resources elsewhere.
Trademarks and similar intangibles with definite lives
The majority of trademarks and similar intangibles with definite lives relate to trademarks acquired in previous years. These trademarks are amortised on a straight-line basis over their expected useful lives, which do not exceed 30 years. Included in the net book value of trademarks and similar intangibles with definite lives are trademarks relating to the acquisition of Reynolds American totalling £38,590 million (2024: £42,605 million) including Camel Snus which was redesignated as definite-lived from 1 January 2025 (2024: indefinite-lived) with an estimated life of 20 years. These trademarks are part of the Group’s
Strategic Portfolio of key brands and form the core focus of the U.S. combustibles business. These trademarks receive significant support in the form of dedicated internal resources, forecasting and, where appropriate, marketing investment and have significant market share and positive cash flow expectations.
There are no regulatory or contractual restrictions on the use of the trademarks, and there are no plans by management to significantly redirect resources elsewhere.
The below table shows the change in carrying value for the key definite-lived brands relating to the acquisition of Reynolds American.

	Carrying amount 1 January £m	Differences on exchange £m	Amortisation Charge £m	Carrying amount 31 December £m
Definite-lived intangibles
Newport	20,421	(1,393)	(669)	18,359
Camel	7,696	(525)	(252)	6,919
Pall Mall	2,522	(171)	(126)	2,225
Natural American Spirit	10,272	(702)	(336)	9,234
Other	2,153	(145)	(155)	1,853
Total	43,064	(2,936)	(1,538)	38,590
(d) Computer software and assets in the course of development
Included in computer software and assets in the course of development are internally developed assets with a carrying value of £374 million (2024:
£398 million). The costs of internally developed assets include capitalised expenses of employees working full time on software development projects, third-
party consultants and software licence fees from third-party suppliers.
The Group has £6 million of future contractual commitments (2024: £5 million) related to intangible assets.
(e) Impairment testing
(i) Overview
a. Estimation uncertainty
As described in note 1, the critical accounting estimates used in the preparation of the consolidated financial statements include the review of asset values, especially indefinite-lived assets such as goodwill and certain definite-lived and indefinite-lived trademarks and similar intangibles.
There is significant judgement with regard to assumptions and estimates involved in the forecasting of future cash flows, which form the basis of the assessment of the recoverability of these assets, with the effect that the value-in-use and fair value calculations incorporate estimation uncertainty, particularly for certain assets held in relation to the U.S. market.
b. Impact of climate change
The impact of climate change has been considered in preparation of the financial statements. For impairment testing and valuation purposes, the Group have included certain climate-related costs within the discounted cash flow forecast for impairment assessment. The Group also completed scenario analyses of the potential impact of climate change-related risks. This sensitised discounted cash flow included chronic risks within the future cash flows and resulted in no material adverse impact to the impairment assessment.
(ii) Impairment testing - Trademarks and similar intangibles with indefinite lives (brands)
The trademarks and similar intangibles with indefinite lives (brands) have been tested for impairment with recoverable amounts estimated on the basis of fair value less cost of disposal and classified as level 3 within the fair value hierarchy. The fair value calculation uses cash flows based on detailed brand budgets prepared by management using projected sales volumes and pricing (net revenue) and projected brand profitability covering a five-year horizon and, thereafter, grown into perpetuity. A tax amortisation benefit factor is then applied to incorporate the additional value a market participant would derive in an asset acquisition scenario. Corporate costs are allocated to the brand budgets based on either specific allocation, where appropriate, or based on revenue. The discount rate and terminal value growth rate applied to the brand fair value calculation have been determined by local management based on experience, specific market and brand trends and pricing and cost expectations. As the trademarks and similar intangibles with indefinite lives relate to the acquisition of
Reynolds American, the brand budgets used in the fair value calculations have also been incorporated into the budget information used in the impairment testing of Reynolds American goodwill.
The below table indicates the key assumptions used in assessing the indefinite-lived brands for impairment.

			2025			2024
	Carrying amount £m	Volume 5 Year CAGR*	Pre-tax discount rate %	Carrying amount £m	Volume 5 Year CAGR	Pre-tax discount rate %
Indefinite-lived intangibles
Grizzly	8,728	5.0%	7.3	9,373	7.6%	7.6
Total	8,728			9,832
Note:
*Volume five-year CAGR is calculated by reference to the first five years annual volumes in the fair value less cost of disposal model against the 2025 baseline.
Refer to note 12(e)(vi) for more details on impairment testing.
(iii) Impairment testing - Trademarks and similar intangibles with definite lives (brands)
Whilst no impairment triggers were identified, as noted in note 12(e)(vi), the cash flow forecasts for the definite-lived brands have been incorporated in the impairment test for the goodwill associated with the Reynolds cash-generating unit (CGU). These brands have therefore been tested for impairment with recoverable amounts estimated on the basis of fair value less cost of disposal and classified as level 3 within the fair value hierarchy. The fair value calculations use cash flows based on detailed brand budgets prepared by management using projected sales volumes and pricing (net revenue) and projected brand profitability covering a five-year horizon. Thereafter volume decline, pricing and margin assumptions are extrapolated over the remaining useful life. A tax amortisation benefit factor is then applied to incorporate the additional value a market participant would derive in an asset acquisition scenario. Corporate costs are allocated to the brand budgets based on either specific allocations, where appropriate, or based on revenue. The discount rates applied to the definite-lived brand fair value calculations have been determined by local management based on experience, specific market and brand trends and pricing and cost expectations.
The below table indicates the key assumptions used in assessing the key definite-lived brands for impairment.

			2025			2024
	Carrying amount £m	Volume 5 Year CAGR*	Pre-tax discount rate %	Carrying amount £m	Volume 5 Year CAGR	Pre-tax discount rate %
Definite-lived intangibles
Newport	18,359	(11.3)%	8.6	20,421	(12.5)%	8.6
Camel	6,919	(11.9)%	8.3	7,696	(12.6)%	8.6
Pall Mall	2,225	4.7%	8.4	2,522	(3.0)%	8.8
Natural American Spirit	9,234	(7.8)%	7.8	10,272	(8.1)%	7.9
Total	36,737			40,911
Note:
*Volume five-year CAGR is calculated by reference to the first five years’ annual volumes used in the discounted cash flow model against the 2025 baseline.
The above table indicates a marginal increase in volume five-year CAGR compared to the 2024 assessment, except for Pall Mall which sees a greater improvement due to increased promotional support and growth within the branded value segment.
Refer to note 12(e)(vi) for more details on impairment testing in respect of these brands.
(iv) Cash generating units and information on goodwill impairment testing
In 2025, goodwill was allocated for impairment testing purposes to 17 (2024: 17) individual CGUs – one in the U.S. (2024: one), nine in AME (2024: nine)
and seven in APMEA (2024: seven).
For the purpose of impairment testing, goodwill has been attributed to the following CGUs:

		2025		2024
	Carrying amount £m	Pre-tax discount rate %	Carrying amount £m	Pre-tax discount rate %
Cash-generating unit
Reynolds American	29,322	8.5	31,491	9.0
Europe	5,632	6.6	5,358	6.7
Canada	1,994	11.4	2,229	9.8
Australia	664	11.8	662	7.9
South Africa	197	8.7	186	10.7
Singapore	371	6.7	376	8.4
GTR	246	9.2	249	7.1
Malaysia	170	10.1	187	10.6
Peru	—	N/A	74	8.7
Other	321	8.1	317	8.4
Total	38,917		41,129
Included within ‘Other’ above is goodwill arising on various acquisitions that have been allocated to eight CGUs which are, individually, insignificant. The pre-tax discount rate represents the weighted average pre-tax discount rate.
During 2025, the Group recognised a total impairment charge to goodwill of £277 million (2024: £39 million) of which £72 million (2024: nil) is in respect of Peru, £21 million (2024: £39 million) is in respect of Malaysia and £184 million (2024: nil) is in respect of Canada. For more details, see notes 12(e)(v),
12(e)(vi) and 12(e)(vii) respectively.
The recoverable amounts of all CGUs have been determined on a value-in-use basis. The key assumptions for the recoverable amounts of all units are the projected sales volumes and pricing (net revenues) and terminal value growth rates, which directly impact the cash flows, and the discount rates used in the calculation. The terminal value growth rate is used purely for the impairment testing of goodwill under IAS 36 Impairment of Assets and does not reflect long-term planning assumptions used by the Group for investment proposals or for any other assessments.
A post-tax discount rate is applied in the impairment testing, determined using an appropriate valuation methodology that incorporates both internal data and externally sourced market information. This applies to all CGUs with the exception of Reynolds American, for which the discount rate is independently determined based on a weighted average cost of capital in respect of the U.S. and U.S. market-related premiums. A similar approach in respect of the discount rate has been applied for the impairment testing of the trademarks and similar intangibles. Valuations derived from applying post-tax discount rates to post-tax cash flows are aligned to those that would arise from applying pre-tax discount rates to pre-tax cash flows.
The terminal value growth rates and discount rates have been applied to the budgeted cash flows of each CGU. These cash flows have been determined by local management based on experience, specific market and brand trends, as well as pricing and cost expectations. These have been endorsed by Group management as part of the consolidated Group’s approved budget.
(v) Impairment testing – Goodwill (excluding Reynolds American and Canada)
The value-in-use calculations use cash flows based on detailed financial budgets prepared by management covering a one-year period extrapolated over a 10-year horizon with growth of 3% (2024: 3%) in years two to ten, after which a growth rate of 1% (2024: 1%) has been assumed as the long-term volume decline is more than offset by pricing to drive revenue growth. A 10-year horizon is considered appropriate based on the Group’s history of profit and cash growth, its well-
balanced portfolio of brands and the industry in which it operates.
For the Peru CGU, as a result of ongoing difficult trading conditions, an impairment trigger was identified at the half year and a full impairment review was undertaken. The value-in-use calculation reflects the short- to medium-term plans spanning a period of five years after which a terminal value growth rate of
-4% has been assumed. As a result of the review, the goodwill associated with the CGU was impaired in full with a charge of £72 million (2024: nil) being recognised.
For the Malaysia CGU, as a result of regulatory and macro-economic conditions, the above assumptions were amended to reflect the short- to medium-term plans spanning a period of five years after which a terminal value growth rate of -1.4% has been assumed. The Malaysian government announced new regulations under the Control of Smoking Products for Public Health Act 2024, which came into effect in 2025 and has impacted the sale of tobacco and vapour products. As a result of the impact of the new regulations, the Group exited the vapour market in Malaysia and, as a result, goodwill associated with the Malaysia CGU has been impaired by £21 million (2024: £39 million). The carrying amount indicated in the table above in note 12(e)(iv) reflects the recoverable amount of the CGU, being its value-in-use.
For the Australia CGU, as a result of regulatory and macro-economic conditions, the above assumptions were amended to reflect the short- to medium-term plans spanning a period of five years after which a terminal value growth rate of -0.8% has been assumed. For 2025, the discount rate disclosed in the table above is a weighted average rate applied across the different components that form the Australian CGU.
Following the application of a reasonable range of sensitivities to all CGUs, there was no reasonably possible scenario identified that would lead to a potential impairment charge.
(vi) Impairment testing – Reynolds American
Goodwill and the brand intangibles relating to Reynolds American
Subsequent to the FDA announcement on 28 April 2022 of a proposed product standard to prohibit menthol as a characterising flavour in cigarettes, the FDA formally submitted the final product standard to the Office of Management and Budget on 18 October 2023. Following delays, in January 2025, the new
Trump Administration withdrew the rule from the Office of Management and Budget. The Spring 2025 Unified Agenda was released on 4 September 2025 wherein the menthol ban rule was no longer listed on the Long-Term Actions list and was instead designated as “withdrawn”.
On 21 June 2022, the FDA announced plans to develop a proposed product standard that would establish a maximum nicotine level in cigarettes and certain other combustible tobacco products to reduce addictiveness. On 15 January 2025, in the final days of the outgoing Biden Administration, the FDA issued a proposed product standard whereby the agency would limit nicotine levels in cigarettes following a two-year effective date from publication of any final rule.
However, on 20 January 2025, President Trump issued a memorandum entitled ‘Regulatory Freeze Pending Review’ which froze all rules and proposed rules pending review by the new Administration. The Spring 2025 Unified Agenda was released on 4 September 2025. The rule was no longer listed on the Long-
Term Actions list and was instead designated as “withdrawn”.
It is management’s view that neither rule will be advanced during the Trump Administration ending in 2029, though the risk remains that a future administration may do so. However, given the extensive rule making process, it would be unlikely that a rule would be implemented within the five year discrete forecast period used for impairment testing. Management notes that the timetable for and likelihood of any product standard in respect of either menthol as a characterising flavour or nicotine levels in cigarettes remains uncertain. It is also noted that the Group has a long-standing track record of managing regulatory shifts and, in the event of regulatory change, the Group remains confident in its ability to navigate that environment successfully.
Noting the above, for the intangibles impairment assessment, neither a federal menthol ban nor any rule limiting nicotine levels in cigarettes was assumed in the cash flow forecast used as the basis for the valuations performed. The value-in-use calculation for the total U.S. CGU and the fair value calculations for the brand intangibles have been determined based on a single cash flow forecast. This is a change from the approach in 2022, 2023 and 2024 whereby the value-in-use calculation for the total U.S. CGU and the fair value calculations for the brand intangibles were determined based on probability weighted scenarios, incorporating various assumptions on the potential timing for a final product standard to prohibit menthol as a characterising flavour in cigarettes becoming effective, to derive a risk-adjusted cash flow forecast applied within the valuations.
The cash flow forecast for the remaining indefinite-lived brand Grizzly, as mentioned in note 12(e)(ii) above, has been incorporated in the cash flow forecast used in the Reynolds American goodwill model. Similarly, the model also incorporates a five-year cash flow forecast for the definite-lived brands, based on detailed brand budgets prepared by management using projected sales volumes and pricing (net revenue) and projected brand profitability. After this forecast, a terminal value growth rate of 1.0% (2024: 1.0%) has been assumed for the Reynolds American cash-generating unit.
For the Grizzly brand impairment test, a terminal value growth rate of 1.0% (2024: 1.0%) is also applied. Following an update of the recoverable amount based on the fair value less cost of disposal for Grizzly, management concluded that the carrying value of the brand is supported by cash flows generated by the combined Traditional Oral and Grizzly Modern Oral product portfolio. There is significant judgement with regard to assumptions and estimates involved in the forecasting of future cash flows, which form the basis of the fair value calculation, and this is particularly true given the launch of the Grizzly Modern
Oral product in 2024. A detailed external study was commissioned in 2023 and updated in 2024 and 2025 to assist management with an independent view of the potential impacts on volume forecasts of cross-category use of Modern Oral products by Traditional Oral consumers to inform our forecast for the evolution of industry volumes for both Traditional Oral and Modern Oral and the potential share of market for the latter that a Grizzly product offering can achieve.
As explained in note 12(e)(iii), the impairment test calculations for Newport, Camel, Pall Mall and Natural American Spirit use cash flows based on detailed brand budgets prepared by management over a five-year horizon after which volume decline, pricing and margin assumptions are extrapolated over the remaining useful life.
The excess of recoverable amount over the carrying value (headroom) of the Reynolds American cash-generating unit and the Newport, Camel, Pall Mall,
Natural American Spirit and Grizzly brand intangibles would be reduced to nil if the following individual changes were made to the key assumptions used in the impairment model.

		Reynolds American goodwill	Newport	Camel	Pall Mall	Natural American Spirit	Grizzly
Current headroom	£m	42,241	1,676	2,724	2,399	544	773
Assumptions:
Decrease in volume year-on-year in the discrete period by an additional *	%		(0.9)	(3.6)	(9.6)	(0.5)	(1.6)
Increase in pre-tax discount rate by	%	4.1	1.4	5.9	16.6	0.7	0.5
Decrease in terminal value growth rate by**	%	(4.3)					(0.6)
Notes:
*Brand Intangibles only. Volume sensitivity results in a proportional reduction in both net revenue and direct costs with no impact to operating margin %. Fixed overhead cost allocations remain flat. This demonstrates a year-on-year decrease in operating cash flow for the discrete forecast years for Grizzly and the remaining useful lives for other definite-lived trademarks. Before sensitising, the CAGRs over the remaining useful lives following the discrete period are as follows – Newport: -10.9%, Camel: -10.7%, Pall Mall: -15.7% and Natural American Spirit: -7.6%.
**Goodwill and Grizzly indefinite-lived brand intangible only.
(vii) Impairment testing – Canada
Goodwill relating to Imperial Tobacco Canada Ltd (ITCAN)
In March 2019, ITCAN obtained an Initial Order from the Ontario Superior Court of Justice granting it protection under the Companies’ Creditors
Arrangement Act (CCAA). Under a confidential court supervised mediation process, ITCAN began the process of negotiating a possible settlement of all of its outstanding tobacco litigation in Canada while continuing to run its business in the normal course. On 17 October 2024, the court-appointed mediator and monitor filed a proposed plan of compromise and arrangement in the Ontario Superior Court of Justice. Substantially similar proposed plans were also filed for RBH and JTIM (collectively, the Proposed Plans).
Under the Proposed Plans, ITCAN, RBH and JTIM (the Companies) would pay an aggregate settlement amount of CAD$32.5 billion (£17.6 billion at 31
December 2025) (the Global Settlement Amount). This amount would be funded by:
–an upfront payment equal to all the Companies' cash and cash equivalents on hand (including investments held at fair value) plus certain court deposits
(subject to an aggregate industry holdback of CAD$750 million (£407 million)) plus 85% of any cash tax refunds that may be received by the Companies on account of the upfront payments; and
–annual payments based on a percentage (initially 85%, reducing over time) of each of the Companies’ net income after taxes, based on amounts generated from all sources, excluding New Categories, until the aggregate settlement amount is paid. The performance of ITCAN’s New Categories (including vapour products and nicotine pouches) is not included in the basis for calculating the annual payments.
On 31 October 2024, the court granted the Claims Procedure Orders and Meeting Orders. In accordance with the Meeting Order, a creditors' meeting was held on 12 December 2024 and the Proposed Plans were approved by the requisite majorities of the creditors. A sanction hearing took place between 29-31
January 2025. During the sanction hearing, the court was asked to sanction the Proposed Plans. Motions for orders to amend elements of the Proposed Plans were presented on 27 February 2025. The requested amendments to the Proposed Plans resulted in allocating the cash holdback of CAD$750 million
(£407 million at 31 December 2025 rate of exchange) from the upfront payment to RBH. On 3 March 2025, the court approved that the Proposed Plans be amended accordingly (the Amended Plans).
On 6 March 2025, the court sanctioned the Amended Plans, herein referred to as the Approved Plans. In this sanction order, the court also extended the Stays of litigation up to the implementation date of the Approved Plans.
On 29 August 2025 following completion of a number of administrative steps, the Approved Plans were implemented and ITCAN exited the CCAA process.
In the second half of 2025, the anticipated upfront payment was paid into the Global Settlement Trust Account as the Upfront Cash Contribution of the
Global Settlement Amount. Refer to the ‘Upfront payment’ section in note 24 for more details.
The Approved Plan for ITCAN resolves all Canadian tobacco litigation and provides a full and comprehensive release to ITCAN, BAT p.l.c. and all related companies for all past, present and future tobacco claims in Canada.
The value-in-use calculation for the Canada CGU has been prepared based on a five-year cash flow forecast, after which a terminal value rate of decline of
3.65% (2024: decline of 3.65%) on the underlying business is assumed. In line with the requirements of IAS 36, the value-in-use derived from the forecast cash flows has been adjusted to include the book value of the provision recognised in respect of the Approved Plans and the liability is included within the carrying value of the Canada CGU for the purposes of the impairment test.
A pre-tax discount rate of 11.4% (2024: 9.8%) has been assumed. Further details on the provision for the liability associated with the Approved Plans and the discount rate applied to such provision, which differs to that applied for the impairment assessment, can be found in note 24.
As a result of a rebasing of forecasts reflecting the current difficult trading environment, an impairment charge of £184 million has been recognised in respect of goodwill associated with the Canada CGU. The remaining carrying value, as disclosed in note 12(e)(iv), reflects the recoverable amount, being the value-
in-use of the CGU.
The table below indicates the additional amount of impairment that would be required if the following individual changes were made to key assumptions within the value-in-use model.

Additional impairment £m
Assumptions
Decrease in volume by 3% year-on-year*	(355)
Decrease in five-year pricing CAGR by additional 1%	(110)
Increase in pre-tax discount rate by 100 bps	(116)
Note:
*Volume sensitivity results in a proportional reduction in both net revenue and direct costs with no impact to other operating costs which remain flat. This demonstrates a year-on-year decrease in operating cash flow for the forecast years.